                                                                   Exhibit 10.13

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      This Second Amendment to Credit Agreement is made as of this 17th day of March, 2003 by and among

      JO-ANN STORES, INC., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, as Lead Borrower for the Borrowers, being said JO-ANN STORES, INC., and

            FCA of Ohio, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and

            House of Fabrics, Inc., a Delaware corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and

            Jo-Ann Stores Supply Chain Management, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a "Lender" and collectively as the "Lenders"), and

      FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

      FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

      CONGRESS FINANCIAL CORPORATION, as Documentation Agent; and

      GMAC COMMERCIAL FINANCE LLC (f/k/a GMAC Commercial Credit LLC), NATIONAL CITY COMMERCIAL FINANCE, INC. AND THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agents

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

      A. Reference is made to the Credit Agreement (as amended and in effect, the "Credit Agreement") dated as of April 24, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, the Documentation Agent and the Co-Agents.

      B. The parties to the Credit Agreement desire to modify and amend certain provisions of the Credit Agreement, as provided herein.

      Accordingly, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      2. Amendments to Article VI of the Credit Agreement. The provisions of
Article VI of the Credit Agreement are hereby amended as follows:

            a.    By deleting the word "and" at the end of Section 6.04(e).

            b. By deleting the period at the end of Section 6.04(f) and inserting ";and" in its stead.

            c.    By adding the following new subsection to Section 6.04:

                  (g) Other investments in the aggregate amount of $10,000,000, provided that (i) no Default or Event of Default exists at the time of, or after giving effect to, the proposed investment, and (ii) average Excess Availability (A) for the thirty days prior to the making of any such investment and (B) on a pro forma basis for the ninety days immediately following the making of any such investment, shall be equal to or greater than $50,000,000.

      3. Conditions Precedent to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

      a. This Second Amendment shall have been duly executed and delivered by the Borrowers and the Required Lenders, shall be in full force and effect, and shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

      b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Second Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

      c. The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and Administrative Agent's counsel may have reasonably requested.

      7.   Miscellaneous.

      a. This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

      b. This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

      c. Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

      d. The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

      e. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this Second Amendment and is not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Second Amendment.

      IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the day and year first above written.

                                       JO-ANN STORES, INC.
                                       as Lead Borrower and Borrower

                                       By: /s/ Donald R. Tomoff
                                           ------------------------------------

                                       Name: Donald R. Tomoff
                                             ----------------------------------

                                       Title: Vice President, Finance
                                              ---------------------------------

                                       FCA OF OHIO, INC.
                                       as Borrower

                                       By: /s/ Donald R. Tomoff
                                           ------------------------------------

                                       Name: Donald R. Tomoff
                                             ----------------------------------

                                       Title: Treasurer
                                              ---------------------------------


                                       HOUSE OF FABRICS, INC.
                                       as Borrower

                                       By: /s/ Donald R. Tomoff
                                           ------------------------------------

                                       Name: Donald R. Tomoff
                                             ----------------------------------

                                       Title: Treasurer
                                              ---------------------------------


                                       JO-ANN STORES SUPPLY CHAIN
                                       MANAGEMENT, INC.
                                       as Borrower

                                       By: /s/ Donald R. Tomoff
                                           ------------------------------------

                                       Name: Donald R. Tomoff
                                             ----------------------------------

                                       Title: Treasurer
                                              ---------------------------------

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
                                       FLEET RETAIL FINANCE INC.,
                                       as Administrative Agent, as Collateral
                                       Agent, as Swingline Lender, and as Lender

                                       By: /s/ James R. Dore
                                           ------------------------------------

                                       Name: James R. Dore
                                             ----------------------------------

                                       Title: Managing Director
                                              ---------------------------------


                                       FLEET NATIONAL BANK,
                                       as Issuing Bank

                                       By: /s/ James R. Dore
                                           ------------------------------------

                                       Name: James R. Dore
                                             ----------------------------------

                                       Title: Managing Director
                                              ---------------------------------


                                       CONGRESS FINANCIAL CORPORATION,
                                       as Documentation Agent and Lender

                                       By: /s/ John Williammee, Jr.
                                           ------------------------------------

                                       Name: John Williammee, Jr.
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------

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
                                       GMAC COMMERCIAL FINANCE LLC
                                       as Co-Agent and Lender

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------


                                       NATIONAL CITY COMMERCIAL FINANCE, INC.
                                       as Co-Agent and Lender

                                       By: /s/ Dennis Hatvany
                                           ------------------------------------

                                       Name: Dennis Hatvany
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------

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
                                       THE CIT GROUP/BUSINESS CREDIT, INC.
                                       as Co-Agent and Lender

                                       By: /s/ Lori C. Hilker
                                           ------------------------------------

                                       Name: Lori C. Hilker
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       FOOTHILL CAPITAL CORPORATION
                                       as Lender

                                       By: /s/ Brad Engel
                                           ------------------------------------

                                       Name: Brad Engel
                                             ----------------------------------

                                       Title: Assistant Vice President
                                              ---------------------------------

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
                                       THE PROVIDENT BANK
                                       as Lender

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------


                                       COMERICA BANK
                                       as Lender

                                       By: /s/ Timothy C. Griffin
                                           ------------------------------------

                                       Name: Timothy C. Griffin
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       GE CAPITAL
                                       as Lender

                                       By: /s/ Linda Capalui Skinner
                                           ------------------------------------

                                       Name: Linda Capalui Skinner
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       SIEMENS FINANCIAL SERVICES, INC.
                                       as Lender

                                       By: /s/ Frank Amodio
                                           ------------------------------------

                                       Name: Frank Amodio
                                             ----------------------------------

                                       Title: Vice President - Credit
                                              ---------------------------------

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
                                       ORIX BUSINESS CREDIT, INC.
                                       as Lender

                                       By: /s/ Thomas W. Buda, Jr.
                                           ------------------------------------

                                       Name: Thomas W. Buda, Jr.
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       RZB FINANCE, LLC
                                       as Lender

                                       By: /s/ John A. Valiska
                                           ------------------------------------

                                       Name: John A. Valiska
                                             ----------------------------------

                                       Title: Group Vice President
                                              ---------------------------------


                                       By: /s/ Christoph Hoedl
                                           ------------------------------------

                                       Name: Christoph Hoedl
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       US BANK  N.A.
                                       as Lender

                                       By: /s/ David A. Hickey
                                           ------------------------------------

                                       Name: David A. Hickey
                                             ----------------------------------

                                       Title: Assistant Vice President
                                              ---------------------------------

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
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                                       KEY BANK NATIONAL ASSOCIATION
                                       as Lender

                                       By: /s/ Marianne T. Meil
                                           ------------------------------------

                                       Name: Marianne T. Meil
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       WEBSTER WHITEHALL BUSINESS CREDIT
                                       CORPORATION
                                       as Lender

                                       By: /s/ Brian Kennedy
                                           ------------------------------------

                                       Name: Brian Kennedy
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       LASALLE BUSINESS CREDIT, INC.
                                       as Lender

                                       By: /s/ Catherine D. Saccany
                                           ------------------------------------

                                       Name: Catherine D. Saccany
                                             ----------------------------------

                                       Title: First Vice President
                                              ---------------------------------

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
                                       SENIOR DEBT PORTFOLIO
                                       as Lender

                                       By: Boston Management and Research as
                                       Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------

                                       Name: Payson F. Swaffield
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       GRAYSON & CO.
                                       as Lender

                                       By: Boston Management and Research as
                                       Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------

                                       Name: Payson F. Swaffield
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       EATON VANCE SENIOR INCOME TRUST
                                       as Lender

                                       By: Eaton Vance Management
                                       as Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------

                                       Name: Payson F. Swaffield
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------

                                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                       FUND

                                       By: Eaton Vance Management
                                       as Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------

                                       Name: Payson F. Swaffield
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------


                                       OXFORD STRATEGIC INCOME FUND

                                       By: Eaton Vance Management
                                       as Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------

                                       Name: Payson F. Swaffield
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------